Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Photonic Products Group, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission (the “Report”), I, Daniel Lehrfeld, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: April 7, 2005

/s/ Daniel Lehrfeld
Daniel Lehrfeld
Chief Executive Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Sections [302] [906] has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission, or its staff, upon request.